UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 9, 2004

FOUNDRY NETWORKS, INC.

(Exact name of registrant as specified in its charter)

000-26689
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation)	77-0431154 (I.R.S. Employer Identification No.)

2100 Gold Street
P.O. Box 649100
San Jose, CA 95164-9100
(Address of principal executive offices, with zip code)

(408) 586-1700
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 2.02.     Results of Operations and Financial Condition.

     On November 9, 2004 Foundry Networks, Inc. (the “Company”) announced that its financial results for the three and nine months ended September 30, 2004, which were previously announced by the Company on October 21, 2004, have been revised to include the effect of the settlement arrangement with Nortel Networks. The Company’s Form 10-Q filed on November 9, 2004 includes the revised financial results for the three and nine months ended September 30, 2004.

     The Company issued press release announcing the revision to its financial results for the three and nine months ended September 30, 2004 is attached hereto as Exhibit 99.1 pursuant to Item 2.02 of Form 8-K.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits.

(c)	Exhibits.
99.1 Press Release of Foundry Networks, Inc. dated November 9, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FOUNDRY NETWORKS, INC.

Date: November 9, 2004

By:	/s/ Timothy D. Heffner
Timothy D. Heffner
Vice President, Finance and Administration, Chief Financial Officer (Principal Financial and Accounting Officer)

FOUNDRY NETWORKS, INC.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Foundry Networks, Inc. dated November 9, 2004.